THIRD QUARTER 2017 EARNINGS CONFERENCE CALL October 24, 2017

Overview - Third Quarter 2017 Page 2 See reconciliations of organic revenue change on pages 18 and 19 and adjusted non-GAAP diluted EPS on pages 21 and 22. • Total revenue change was -1.0%; organic revenue growth was +0.5%, and was +1.5% excluding the impact of lower pass-through revenue ◦ U.S. organic growth was +1.3%, and was +2.0% excluding lower pass-through revenue ◦ International organic change was -0.7%, and was +0.7% excluding lower pass-through revenue • Operating income was $219 million compared with $208 million • Operating margin was 11.5% compared with 10.8%, an increase of 70 basis points • Diluted EPS was $0.37, and was $0.31 as adjusted for below-the-line items, compared with $0.32 reported and $0.31 adjusted diluted EPS in Q3-16

(Amounts in Millions, except per share amounts) Page 3 Three Months Ended September 30, 2017 2016 Revenue $ 1,902.6 $ 1,922.2 Salaries and Related Expenses (1) 1,227.6 1,228.0 Office and General Expenses 455.9 486.2 Operating Income 219.1 208.0 Interest Expense (21.0) (21.7) Interest Income 4.1 4.7 Other (Expense) Income, net (1) (9.9) 5.3 Income Before Income Taxes 192.3 196.3 Provision for Income Taxes 42.5 63.8 Equity in Net (Loss) Income of Unconsolidated Affiliates (1.0) 0.2 Net Income 148.8 132.7 Net Income Attributable to Noncontrolling Interests (2.6) (4.1) Net Income Available to IPG Common Stockholders $ 146.2 $ 128.6 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.38 $ 0.32 Diluted $ 0.37 $ 0.32 Weighted-Average Number of Common Shares Outstanding: Basic 389.5 397.7 Diluted 397.2 407.9 Dividends Declared per Common Share $ 0.18 $ 0.15 (1) As part of the adoption of FASB ASU 2017-07, we have reclassified a portion of postretirement costs from Salaries and Related Expenses to Other (Expense) Income, net. The amounts reclassified were $4.8 and $0.8 for the three months ended September 30, 2017 and 2016, respectively. Operating Performance

($ in Millions) Page 4 "ex-PT": excluding the organic change in our pass-through revenues, which are offset in our operating expenses. See reconciliations of segment organic revenue change on pages 18 and 19. Three Months Ended Nine Months Ended $ % Change $ % Change September 30, 2016 $ 1,922.2 $ 5,582.1 Total change (19.6) (1.0%) (40.7) (0.7%) Foreign currency 7.7 0.4% (30.7) (0.5%) Net acquisitions/(divestitures) (37.2) (1.9%) (73.8) (1.3%) Organic 9.9 0.5% 63.8 1.1 % Change in pass-throughs (19.1) (1.0%) (27.2) (0.5%) Organic ex change in pass-throughs 29.0 1.5% 91.0 1.6 % September 30, 2017 $ 1,902.6 $ 5,541.4 Three Months Ended September 30, Nine Months Ended September 30, Change Change 2017 2016 Total Organic Organic ex-PT 2017 2016 Total Organic Organic ex-PT IAN $ 1,520.2 $ 1,503.2 1.1% 2.0% 2.4% $ 4,465.6 $ 4,453.3 0.3% 1.7% 2.0 % CMG $ 382.4 $ 419.0 (8.7%) (5.0%) (1.7%) $ 1,075.8 $ 1,128.8 (4.7%) (1.2%) 0.1 % Revenue

Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 18 and 19. Three Months Ended September 30, 2017 Nine Months Ended September 30, 2017 Total Organic Organic ex-PT Total Organic Organic ex-PT United States (0.8%) 1.3% 2.0% 0.1% 1.6% 1.9 % International (1.3%) (0.7%) 0.7% (2.0%) 0.4% 1.2 % United Kingdom 1.4% 3.0% 8.1% (4.7%) 1.7% 5.3 % Continental Europe 2.0% 0.4% 1.5% (2.4%) 1.3% 1.8 % Asia Pacific (1.8%) (2.1%) (2.2%) (1.7%) (1.9%) (2.3%) Latin America (17.7%) (9.9%) (10.3%) (7.1%) (3.1%) (3.3%) All Other Markets 6.4% 3.4% 4.0% 6.4% 4.5% 4.5 % Worldwide (1.0%) 0.5% 1.5% (0.7%) 1.1% 1.6 % Geographic Revenue Change

Page 6 See reconciliation on page 20. Trailing Twelve Months Organic Revenue Growth (0.9%) Q3-17 2.3%

See reconciliations of organic measures on pages 18 and 19. ($ in Millions) Page 7 Salaries & Related Change 2017 2016 $ Total Organic Three Months Ended September 30, $ 1,227.6 $ 1,228.0 $ (0.4) 0.0% 1.3% % of Revenue 64.5% 63.9 % Nine Months Ended September 30, $ 3,742.3 $ 3,726.3 $ 16.0 0.4% 2.4% % of Revenue 67.5% 66.8 % Office & General Change 2017 2016 $ Total Organic Three Months Ended September 30, $ 455.9 $ 486.2 $ (30.3) (6.2%) (3.3%) % of Revenue 24.0% 25.3 % Nine Months Ended September 30, $ 1,343.8 $ 1,400.5 $ (56.7) (4.0%) (1.3%) % of Revenue 24.3% 25.1 % Operating Expenses

Page 8 Trailing Twelve Months For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions) Operating Margin (1.7%) Q3-17

Adjusted Diluted Earnings Per Share

	Three Months Ended September 30, 2017			
	As Reported	Net Losses on Sales of Businesses[1]	U.S. Federal Tax Credits[2]	Adjusted Results
Income Before Income Taxes	$ 192.3	$ (8.7)		$ 201.0
Provision for Income Taxes	42.5	1.7	$ 31.2	75.4
Effective Tax Rate	***22.1%***			***37.5%***
Diluted EPS Components:				
Net Income Available to IPG Common Stockholders	$ 146.2	$ (7.0)	$ 31.2	$ 122.0
Weighted-Average Number of Common Shares Outstanding	397.2			397.2
Earnings Per Share Available to IPG Common Stockholders	**$ 0.37**	**$ (0.02)**	**$ 0.08**	**$ 0.31**

	Nine Months Ended September 30, 2017			
	As Reported	Net Losses on Sales of Businesses[1]	U.S. Federal Tax Credits[2]	Adjusted Results
Income Before Income Taxes	$ 377.2	$ (20.9)		$ 398.1
Provision for Income Taxes	115.8	1.7	$ 31.2	148.7
Effective Tax Rate	***30.7%***			***37.4%***
Diluted EPS Components:				
Net Income Available to IPG Common Stockholders	$ 262.4	$ (19.2)	$ 31.2	$ 250.4
Weighted-Average Number of Common Shares Outstanding	398.6			398.6
Earnings Per Share Available to IPG Common Stockholders	**$ 0.66**	**$ (0.05)**	**$ 0.08**	**$ 0.63**

(1) During the nine months ended September 30, 2017, we recorded net losses on sales of businesses, primarily in our international markets.

(2) During the nine months ended September 30, 2017, we recognized a benefit related to foreign tax credits from distributions of unremitted earnings.

See full reconciliation of adjusted non-GAAP diluted earnings per share on page 21.

Page 9

(Amounts in Millions, except per share amounts)

($ in Millions) Page 10 Nine Months Ended September 30, 2017 2016 NET INCOME $ 261.5 $ 295.6 OPERATING ACTIVITIES Depreciation & amortization 188.5 180.7 Deferred taxes (1.6) 2.6 Net losses on sales of businesses 20.9 16.1 Other non-cash items 25.6 43.4 Change in working capital, net (612.5) (491.8) Other non-current assets & liabilities (21.4) (73.5) Net cash used in operating activities (139.0) (26.9) INVESTING ACTIVITIES Capital expenditures (108.7) (114.5) Acquisitions, net of cash acquired (22.6) (47.9) Other investing activities (9.2) (5.1) Net cash used in investing activities (140.5) (167.5) FINANCING ACTIVITIES Repurchases of common stock (216.0) (193.3) Common stock dividends (211.2) (179.6) Acquisition-related payments (49.1) (36.7) Tax payments for employee shares withheld (38.4) (22.7) Repayments of long-term debt (23.6) (1.1) Distributions to noncontrolling interests (16.9) (10.8) Net increase (decrease) in short-term borrowings 429.9 (33.9) Exercise of stock options 12.1 10.2 Other financing activities 0.1 1.0 Net cash used in financing activities (113.1) (466.9) Currency effect 0.4 50.7 Net decrease in cash, cash equivalents and restricted cash $ (392.2) $ (610.6) Cash Flow

($ in Millions) Page 11 September 30, 2017 December 31, 2016 September 30, 2016 CURRENT ASSETS: Cash and cash equivalents $ 704.9 $ 1,097.6 $ 891.6 Accounts receivable, net 3,696.1 4,389.7 3,714.4 Expenditures billable to clients 1,742.3 1,518.1 1,843.7 Assets held for sale 8.3 203.2 0.0 Other current assets 312.2 229.4 283.5 Total current assets $ 6,463.8 $ 7,438.0 $ 6,733.2 CURRENT LIABILITIES: Accounts payable $ 5,561.1 $ 6,303.6 $ 6,051.1 Accrued liabilities 550.7 794.0 631.7 Short-term borrowings 511.8 85.7 107.8 Current portion of long-term debt (1) 301.9 323.9 24.5 Liabilities held for sale 20.8 198.8 0.0 Total current liabilities $ 6,946.3 $ 7,706.0 $ 6,815.1 Balance Sheet – Current Portion (1) Our 2.25% Senior Notes are due November 15, 2017.

($ in Millions) Page 12 (2) Total Debt (1) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Page 13 Summary • Foundation for sustained value creation in top talent and key strategic initiatives, notwithstanding slower industry growth in ‘17 ◦ Quality of our agency offerings ◦ Embedded digital & digital specialists ◦ "Open architecture” solutions • Effective expense management continues • Focus is on stronger growth and continued margin improvement • Financial strength an ongoing source of value creation

Appendix

(Amounts in Millions, except per share amounts) Page 15 Nine Months Ended September 30, 2017 2016 Revenue $ 5,541.4 $ 5,582.1 Salaries and Related Expenses (1) 3,742.3 3,726.3 Office and General Expenses 1,343.8 1,400.5 Operating Income 455.3 455.3 Interest Expense (67.6) (68.8) Interest Income 14.0 16.1 Other Expense, net (1) (24.5) (13.5) Income Before Income Taxes 377.2 389.1 Provision for Income Taxes 115.8 91.9 Equity in Net Income (Loss) of Unconsolidated Affiliates 0.1 (1.6) Net Income 261.5 295.6 Net Loss (Income) Attributable to Noncontrolling Interests 0.9 (4.7) Net Income Available to IPG Common Stockholders $ 262.4 $ 290.9 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.67 $ 0.73 Diluted $ 0.66 $ 0.71 Weighted-Average Number of Common Shares Outstanding: Basic 391.2 399.5 Diluted 398.6 408.8 Dividends Declared per Common Share $ 0.54 $ 0.45 Operating Performance (1) As part of the adoption of FASB ASU 2017-07, we have reclassified a portion of postretirement costs from Salaries and Related Expenses to Other Expense, net. The amounts reclassified were $6.4 and $2.4 for the nine months ended September 30, 2017 and 2016, respectively.

($ in Millions) Page 16 Three Months Ended September 30, 2017 2016 NET INCOME $ 148.8 $ 132.7 OPERATING ACTIVITIES Depreciation & amortization 57.4 60.2 Deferred taxes (3.1) 6.8 Net losses (gains) on sales of businesses 8.7 (3.9) Other non-cash items 6.8 7.1 Change in working capital, net (198.1) 324.6 Other non-current assets & liabilities (6.4) (0.6) Net cash provided by operating activities 14.1 526.9 INVESTING ACTIVITIES Capital expenditures (39.8) (51.5) Acquisitions, net of cash acquired (10.0) (13.6) Other investing activities 5.3 (0.2) Net cash used in investing activities (44.5) (65.3) FINANCING ACTIVITIES Repurchases of common stock (101.0) (80.8) Common stock dividends (69.8) (59.5) Acquisition-related payments (12.8) (7.5) Distributions to noncontrolling interests (6.0) (3.6) Tax payments for employee shares withheld (0.6) 0.0 Repayments of long-term debt 0.0 (0.1) Exercise of stock options 0.3 0.4 Net increase (decrease) in short-term borrowings 276.4 (88.9) Other financing activities (0.2) 0.1 Net cash provided by (used in) financing activities 86.3 (239.9) Currency effect (7.8) (1.9) Increase in cash, cash equivalents and restricted cash $ 48.1 $ 219.8 Cash Flow

Page 17 2017 Q1 Q2 Q3 Q4 YTD 2017 Depreciation and amortization of fixed assets and intangible assets $ 41.0 $ 41.3 $ 42.2 $ 124.5 Amortization of restricted stock and other non- cash compensation 29.7 16.3 13.8 59.8 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 4.2 2016 Q1 Q2 Q3 Q4 FY 2016 Depreciation and amortization of fixed assets and intangible assets $ 38.0 $ 39.8 $ 39.7 $ 42.7 $ 160.2 Amortization of restricted stock and other non- cash compensation 23.1 16.8 19.1 26.6 85.6 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.4 5.6 ($ in Millions) Depreciation and Amortization

Reconciliation of Organic Measures

	Three Months Ended September 30, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Components of Change: Change in Pass-Throughs	Components of Change: Organic ex-PT	Three Months Ended September 30, 2017	Change: Organic	Change: Organic ex-PT	Change: Total
Segment Revenue										
IAN	$ 1,503.2	$ 8.7	$ (22.4)	$ 30.7	$ (5.4)	$ 36.1	$ 1,520.2	2.0%	2.4%	1.1%
CMG	419.0	(1.0)	(14.8)	(20.8)	(13.7)	(7.1)	382.4	(5.0%)	(1.7%)	(8.7%)
Total	**$ 1,922.2**	**$ 7.7**	**$ (37.2)**	**$ 9.9**	**$ (19.1)**	**$ 29.0**	**$ 1,902.6**	**0.5%**	**1.5%**	**(1.0%)**
Geographic Revenue										
United States	**$ 1,165.9**	**$ 0.0**	**$ (25.0)**	**$ 15.1**	**$ (8.6)**	**$ 23.7**	**$ 1,156.0**	**1.3%**	**2.0%**	**(0.8%)**
International	**756.3**	**7.7**	**(12.2)**	**(5.2)**	**(10.5)**	**5.3**	**746.6**	**(0.7%)**	**0.7%**	**(1.3%)**
United Kingdom	174.0	(4.3)	1.4	5.3	(8.8)	14.1	176.4	3.0%	8.1%	1.4%
Continental Europe	147.6	6.4	(4.0)	0.6	(1.6)	2.2	150.6	0.4%	1.5%	2.0%
Asia Pacific	217.9	0.8	(0.2)	(4.6)	0.2	(4.8)	213.9	(2.1%)	(2.2%)	(1.8%)
Latin America	103.6	2.4	(10.4)	(10.3)	0.4	(10.7)	85.3	(9.9%)	(10.3%)	(17.7%)
All Other Markets	113.2	2.4	1.0	3.8	(0.7)	4.5	120.4	3.4%	4.0%	6.4%
Worldwide	**$ 1,922.2**	**$ 7.7**	**$ (37.2)**	**$ 9.9**	**$ (19.1)**	**$ 29.0**	**$ 1,902.6**	**0.5%**	**1.5%**	**(1.0%)**
Expenses										
Salaries & Related	$ 1,228.0	$ 4.6	$ (21.0)	$ 16.0			$ 1,227.6	1.3%		0.0%
Office & General	486.2	(0.2)	(13.9)	(16.2)			455.9	(3.3%)		(6.2%)
Total	**$ 1,714.2**	**$ 4.4**	**$ (34.9)**	**$ (0.2)**			**$ 1,683.5**	**0.0%**		**(1.8%)**

Page 18

($ in Millions)

Reconciliation of Organic Measures

	Nine Months Ended September 30, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Components of Change: Change in Pass-Throughs	Components of Change: Organic ex-PT	Nine Months Ended September 30, 2017	Change: Organic	Change: Organic ex-PT	Change: Total
Segment Revenue										
IAN	$ 4,453.3	$ (15.9)	$ (49.1)	$ 77.3	$ (12.5)	$ 89.8	$ 4,465.6	1.7%	2.0%	0.3%
CMG	1,128.8	(14.8)	(24.7)	(13.5)	(14.7)	1.2	1,075.8	(1.2%)	0.1%	(4.7%)
Total	**$ 5,582.1**	**$ (30.7)**	**$ (73.8)**	**$ 63.8**	**$ (27.2)**	**$ 91.0**	**$ 5,541.4**	**1.1%**	**1.6%**	**(0.7%)**
Geographic Revenue										
United States	**$ 3,426.2**	**$ 0.0**	**$ (52.5)**	**$ 54.6**	**$ (9.7)**	**$ 64.3**	**$ 3,428.3**	**1.6%**	**1.9%**	**0.1%**
International	**2,155.9**	**(30.7)**	**(21.3)**	**9.2**	**(17.5)**	**26.7**	**2,113.1**	**0.4%**	**1.2%**	**(2.0%)**
United Kingdom	495.3	(44.5)	12.5	8.5	(17.9)	26.4	471.8	1.7%	5.3%	(4.7%)
Continental Europe	468.1	(3.9)	(13.3)	6.1	(2.5)	8.6	457.0	1.3%	1.8%	(2.4%)
Asia Pacific	617.7	(0.7)	2.4	(12.0)	2.4	(14.4)	607.4	(1.9%)	(2.3%)	(1.7%)
Latin America	255.7	14.3	(24.6)	(7.9)	0.5	(8.4)	237.5	(3.1%)	(3.3%)	(7.1%)
All Other Markets	319.1	4.1	1.7	14.5	0.0	14.5	339.4	4.5%	4.5%	6.4%
Worldwide	**$ 5,582.1**	**$ (30.7)**	**$ (73.8)**	**$ 63.8**	**$ (27.2)**	**$ 91.0**	**$ 5,541.4**	**1.1%**	**1.6%**	**(0.7%)**
Expenses										
Salaries & Related	$ 3,726.3	$ (24.6)	$ (49.4)	$ 90.0			$ 3,742.3	2.4%		0.4%
Office & General	1,400.5	(10.8)	(27.9)	(18.0)			1,343.8	(1.3%)		(4.0%)
Total	**$ 5,126.8**	**$ (35.4)**	**$ (77.3)**	**$ 72.0**			**$ 5,086.1**	**1.4%**		**(0.8%)**

Page 19

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	Ending of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8
3/31/16	7,575.6	(388.5)	11.9	480.8	7,679.8
6/30/16	7,600.3	(315.6)	10.8	426.1	7,721.6
9/30/16	7,624.7	(237.5)	16.4	374.7	7,778.3
12/31/16	7,613.8	(159.7)	15.3	377.2	7,846.6
3/31/17	7,679.8	(124.9)	(7.4)	311.0	7,858.5
6/30/17	7,721.6	(113.2)	(32.9)	250.0	7,825.5
9/30/17	7,778.3	(74.5)	(78.3)	180.4	7,805.9

Page 20

($ in Millions)

Reconciliation of Adjusted Results [(1)]

	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017			
	As Reported	Net Losses on Sales of Businesses	U.S. Federal Tax Credits	Adjusted Results	As Reported	Net Losses on Sales of Businesses	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$ 192.3	$ (8.7)		$ 201.0	$ 377.2	$ (20.9)		$ 398.1
Provision for Income Taxes	42.5	1.7	$ 31.2	75.4	115.8	1.7	$ 31.2	148.7
Effective Tax Rate	***22.1%***			***37.5%***	***30.7%***			***37.4%***
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.0)			(1.0)	0.1			0.1
Net (Income) Loss Attributable to Noncontrolling Interests	(2.6)			(2.6)	0.9			0.9
Net Income Available to IPG Common Stockholders	$ 146.2	$ (7.0)	$ 31.2	$ 122.0	$ 262.4	$ (19.2)	$ 31.2	$ 250.4
Weighted-Average Number of Common Shares Outstanding - Basic	389.5			389.5	391.2			391.2
Dilutive Effect of Stock Options and Restricted Shares	7.7			7.7	7.4			7.4
Weighted-Average Number of Common Shares Outstanding - Diluted	397.2			397.2	398.6			398.6
Earnings per Share Available to IPG Common Stockholders:								
Basic	$ 0.38	$ (0.02)	$ 0.08	$ 0.31	$ 0.67	$ (0.05)	$ 0.08	$ 0.64
Diluted	$ 0.37	$ (0.02)	$ 0.08	$ 0.31	$ 0.66	$ (0.05)	$ 0.08	$ 0.63

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses and a benefit related to foreign tax credits from distributions of unremitted earnings. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 21

(Amounts in Millions, except per share amounts)

(Amounts in Millions, except per share amounts) Page 22 Three Months Ended September 30, 2016 As Reported Gains on Sales of Businesses Adjusted Results Income Before Income Taxes $ 196.3 $ 3.9 $ 192.4 Provision for Income Taxes 63.8 63.8 Effective Tax Rate 32.5% 33.2 % Equity in Net Income of Unconsolidated Affiliates 0.2 0.2 Net Income Attributable to Noncontrolling Interests (4.1) (4.1) Net Income Available to IPG Common Stockholders $ 128.6 $ 3.9 $ 124.7 Weighted-Average Number of Common Shares Outstanding - Basic 397.7 397.7 Dilutive Effect of Stock Options and Restricted Shares 10.2 10.2 Weighted-Average Number of Common Shares Outstanding - Diluted 407.9 407.9 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.32 $ 0.01 $ 0.31 Diluted $ 0.32 $ 0.01 $ 0.31 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the gains on sales of businesses in our international markets, primarily in Continental Europe. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(Amounts in Millions, except per share amounts) Page 23 Nine Months Ended September 30, 2016 As Reported Net Losses on Sales of Businesses Valuation Allowance Reversals Settlement of Certain Tax Positions Adjusted Results Income Before Income Taxes $ 389.1 $ (16.1) $ 405.2 Provision for Income Taxes 91.9 0.4 $ 12.2 $ 23.4 127.9 Effective Tax Rate 23.6% 31.6 % Equity in Net Loss of Unconsolidated Affiliates (1.6) (1.6) Net Income Attributable to Noncontrolling Interests (4.7) (4.7) Net Income Available to IPG Common Stockholders $ 290.9 $ (15.7) $ 12.2 $ 23.4 $ 271.0 Weighted-Average Number of Common Shares Outstanding - Basic 399.5 399.5 Dilutive Effect of Stock Options and Restricted Shares 9.3 9.3 Weighted-Average Number of Common Shares Outstanding - Diluted 408.8 408.8 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.73 $ (0.04) $ 0.03 $ 0.06 $ 0.68 Diluted $ 0.71 $ (0.04) $ 0.03 $ 0.06 $ 0.66 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses in our international markets, primarily in Continental Europe, valuation allowance reversals as a result of the disposition of those businesses in Continental Europe and the release of reserves related to the conclusion and settlement of a tax examination of previous tax years. The net losses on sales of businesses amount includes losses on completed dispositions and the classification of certain assets as held for sale during the nine months ended September 2016. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Metrics Update

Page 25 Category Metric SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Metrics Update

Page 26 Salaries & Related Expenses

Page 27 Three and Nine Months Ended September 30 Salaries & Related Expenses (% of Revenue) “All Other Salaries & Related,” not shown, was 2.2% and 2.1% for the three months ended September 30, 2017 and 2016, respectively, and 2.2% and 2.5% for the nine months ended September 30, 2017 and 2016, respectively. 2017 2016

Page 28 Office & General Expenses

Page 29 Three and Nine Months Ended September 30 2017 2016 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. Office & General Expenses (% of Revenue)

($ in Millions) Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility Page 30 Available Liquidity

($ in Millions) Page 31 Covenants Last Twelve Months Ended September 30, 2017 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.05x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.76x Interest Expense Reconciliation Last Twelve Months Ended September 30, 2017 Interest Expense: $89.4 - Interest income 18.0 - Other 5.2 Net interest expense(1): $66.2 EBITDA Reconciliation Last Twelve Months Ended September 30, 2017 Operating Income: $941.0 + Depreciation and amortization 253.6 EBITDA(1): $1,194.6 $1.0 Billion 5-Year Credit Facility Covenants (1) Calculated as defined in the Credit Agreement.

Page 32 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Cautionary Statement